FOR IMMEDIATE RELEASE:	April 15, 2010

SIMMONS FIRST ANNOUNCES FIRST QUARTER EARNINGS

Pine Bluff, AR – Simmons First National Corporation (NASDAQ-GS: SFNC) today announced first quarter earnings of $5.0 million, compared to $5.2 million for the same period in 2009.  “As we expected, due to our equity offering in November, our first quarter diluted EPS was $0.29, compared to $0.37 diluted EPS in Q1 2009,” commented J. Thomas May, Chairman and CEO, regarding the Company’s first quarter results.

 “While our first quarter earnings approximated our expectations, the EPS was below the consensus expectations of our research analysts.  We believe the difference is primarily associated with the seasonality of our loan portfolio, which normally results in our first quarter earnings being the lowest of any quarter during the year.  At this point, our expectations are that our annual performance is in line with the current consensus average,” said May.  “Considering the conservative posture that we have taken relative to asset quality, capital and liquidity, we are willing to sacrifice some short-term earnings.  As such, we are pleased with the first quarter earnings of $5 million.”

The Company’s net interest income for the first quarter of 2010 increased 4.4% to $24.4 million compared to $23.4 million for the same period of 2009.  Net interest margin increased 3 basis points to 3.71% from the first quarter of 2009.

Non-performing assets as a percent of total assets remains relatively unchanged from year end at 1.10%. Non-performing loans as a percent of total loans improved to 0.83% from 1.35% at year end.  These ratios include approximately $2.5 million of Government guaranteed student loans that were over 90 days past due at the end of the quarter.  Excluding the guaranteed past due student loans, non-performing assets as a percent of total assets were 1.02% and non-performing loans as a percent of total loans were 0.70%.  “While our nonperforming assets are above our internal target levels, we continue to have relatively good asset quality.  In fact, our nonperforming asset ratio puts us in the 87th percentile within our peer group,” added May.

The allowance for loan losses was $25.0 million at March 31, 2010, or 1.35% of total loans and 164% of non-performing loans.  The Company’s annualized net charge-off ratio for the first quarter of 2010 was 0.70%.  Excluding credit cards, the annualized net charge-off ratio for the first quarter was 0.48%.  Annualized net credit card charge-offs for the first quarter were 2.71%, which is more than 800 basis points below the most recently published credit card charge-off industry average of over 11%.

Total deposits were $2.4 billion and total assets for the Company were $3.1 billion at March 31, 2010.  Stockholders’ equity increased 27.8% to $373 million at March 31, 2010, compared to $292 million at March 31, 2009.  At March 31, 2010, book value per share was $21.72, tangible book value per share was $18.10 and the equity to assets ratio was 12.0%.

“One of the major strengths of our Company is our exceptional level of capital,” continued May.  “We enhanced the strength of our capital during the fourth quarter of 2009 when we completed a $75 million secondary stock offering.  The offering bolstered our already strong capital ratios, placing us in the 97th percentile in our peer group for regulatory capital.  While this offering was dilutive to EPS of approximately $0.05 in the first quarter, the excess capital positions us to take advantage of unprecedented acquisition opportunities through FDIC assisted transactions of failed banks and future traditional acquisitions of healthy banks.”

Simmons First National Corporation is an Arkansas based financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas.  The Company’s eight banks conduct financial operations from 88 offices, of which 84 are financial centers, in 47 communities.

CONFERENCE CALL

Management will conduct a conference call to review this information beginning at 3:00 p.m. Central Time on Thursday, April 15, 2010.  Interested persons can listen to this call by dialing 1-800-854-4175 (United States and Canada only) and asking for the Simmons First National Corporation conference call.  A replay of the call will be available through 5:00 p.m. Central Time on April 22, 2010, by dialing 1-800-642-1687.  The passcode for the replay is 63848859.  In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsfirst.com.

GENERAL

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties.  Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements.  Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:
DAVID W. GARNER
Senior Vice President and Investor Relations Officer
Simmons First National Corporation
(870) 541-1000

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2010	2009	2009	2009	2009
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$61,975	$71,575	$54,176	$53,956	$53,707
Interest bearing balances due from banks	365,396	282,010	142,714	52,321	43,219
Federal funds sold	-	-	12,500	8,300	1,000
Cash and cash equivalents	427,371	353,585	209,390	114,577	97,926

Investment securities - held-to-maturity	432,004	464,061	387,122	352,921	217,443
Investment securities - available-for-sale	156,096	182,854	184,493	277,948	505,349
Mortgage loans held for sale	6,930	8,397	13,355	14,868	9,695
Assets held in trading accounts	7,521	6,886	6,839	6,051	7,510

Loans	1,849,960	1,874,989	1,925,101	1,943,460	1,917,332
Allowance for loan losses	(25,047)	(25,016)	(25,830)	(25,032)	(24,508)
Net loans	1,824,913	1,849,973	1,899,271	1,918,428	1,892,824

Premises and equipment	77,408	78,126	78,674	78,649	78,632
Foreclosed assets held for sale, net	18,744	9,179	6,019	5,147	3,704
Interest receivable	16,421	17,881	19,618	18,131	19,071
Bank owned life insurance	47,667	40,920	40,612	40,319	39,995
Goodwill	60,605	60,605	60,605	60,605	60,605
Core deposit premiums	1,568	1,769	1,970	2,172	2,373
Other assets	20,251	19,086	7,469	8,015	8,452

TOTAL ASSETS	$3,097,499	$3,093,322	$2,915,437	$2,897,831	$2,943,579

LIABILITIES
Non-interest bearing transaction accounts	$385,495	$363,154	$325,594	$324,686	$330,656
Interest bearing transaction accounts and savings deposits	1,167,836	1,156,264	1,090,842	1,065,646	1,078,324
Time deposits less than $100,000	482,181	492,217	513,696	532,200	550,676
Time deposits greater than $100,000	392,757	420,537	401,137	396,612	409,846
Total deposits	2,428,269	2,432,172	2,331,269	2,319,144	2,369,502
Federal funds purchased and securities
sold under agreements to repurchase	131,750	105,910	96,666	98,146	98,680
Short-term debt	3,263	3,640	3,493	2,647	1,456
Long-term debt	139,183	159,823	161,560	162,726	160,423
Accrued interest and other liabilities	21,780	20,530	24,626	22,953	21,348
TOTAL LIABILITIES	2,724,245	2,722,075	2,617,614	2,605,616	2,651,409

STOCKHOLDERS' EQUITY
Capital stock	172	171	140	140	140
Surplus	112,250	111,694	41,048	40,824	41,901
Undivided profits	260,310	258,620	255,062	250,070	247,228
Accumulated other comprehensive income
Unrealized appreciation on AFS securities	522	762	1,573	1,181	2,901
TOTAL STOCKHOLDERS' EQUITY	373,254	371,247	297,823	292,215	292,170

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,097,499	$3,093,322	$2,915,437	$2,897,831	$2,943,579

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2010	2009	2009	2009	2009
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$75,267	$74,862	$56,953	$57,708	$62,974
Interest bearing balances due from banks	290,990	292,219	91,832	44,946	54,057
Federal funds sold	1,015	1,280	5,962	9,355	486
Cash and cash equivalents	367,272	368,361	154,747	112,009	117,517

Investment securities - held-to-maturity	453,740	408,431	365,825	288,794	194,100
Investment securities - available-for-sale	186,503	172,290	231,962	404,406	515,648
Mortgage loans held for sale	5,815	8,603	11,063	16,316	13,731
Assets held in trading accounts	6,968	8,260	6,293	5,981	4,213

Loans	1,863,850	1,898,629	1,957,600	1,923,787	1,917,251
Allowance for loan losses	(25,849)	(26,021)	(25,603)	(25,013)	(25,840)
Net loans	1,838,001	1,872,608	1,931,997	1,898,774	1,891,411

Premises and equipment	77,939	78,636	78,763	78,743	78,847
Foreclosed assets held for sale, net	9,238	7,049	5,813	4,362	3,365
Interest receivable	17,005	20,582	19,280	19,161	19,856
Bank owned life insurance	42,023	40,761	40,465	40,161	39,802
Goodwill	60,605	60,605	60,605	60,605	60,605
Core deposit premiums	1,684	1,869	2,089	2,288	2,491
Other assets	18,308	7,605	5,979	6,945	7,777

TOTAL ASSETS	$3,085,101	$3,055,660	$2,914,881	$2,938,545	$2,949,363

LIABILITIES
Non-interest bearing transaction accounts	$357,483	$347,279	$329,427	$328,036	$327,250
Interest bearing transaction accounts and savings deposits	1,166,643	1,159,372	1,074,415	1,081,416	1,052,635
Time deposits less than $100,000	491,603	507,236	524,367	539,165	558,969
Time deposits greater than $100,000	409,137	412,132	398,208	402,939	414,418
Total deposits	2,424,866	2,426,019	2,326,417	2,351,556	2,353,272
Federal funds purchased and securities
sold under agreements to repurchase	114,376	105,295	100,470	106,288	119,846
Short-term debt	3,751	3,802	3,032	1,802	1,695
Long-term debt	145,387	160,215	161,882	161,065	160,692
Accrued interest and other liabilities	21,386	25,487	25,107	22,566	21,100
TOTAL LIABILITIES	2,709,766	2,720,818	2,616,908	2,643,277	2,656,605

TOTAL STOCKHOLDERS' EQUITY	375,335	334,842	297,973	295,268	292,758

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,085,101	$3,055,660	$2,914,881	$2,938,545	$2,949,363

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2010	2009	2009	2009	2009
(in thousands, except per share data)
INTEREST INCOME
Loans	$26,788	$28,275	$29,122	$28,017	$28,234
Federal funds sold	4	2	10	14	1
Investment securities	4,531	5,029	5,089	5,256	6,417
Mortgage loans held for sale, net of unrealized gains (losses)	70	119	136	195	158
Assets held in trading accounts	2	7	3	5	5
Interest bearing balances due from banks	191	204	87	70	78
TOTAL INTEREST INCOME	31,586	33,636	34,447	33,557	34,893
INTEREST EXPENSE
Time deposits	3,919	4,643	5,242	5,975	6,934
Other deposits	1,518	1,866	1,891	1,926	2,569
Federal funds purchased and securities
sold under agreements to repurchase	149	172	172	182	243
Short-term debt	15	15	6	6	6
Long-term debt	1,573	1,719	1,743	1,748	1,748
TOTAL INTEREST EXPENSE	7,174	8,415	9,054	9,837	11,500
NET INTEREST INCOME	24,412	25,221	25,393	23,720	23,393
Provision for loan losses	3,231	2,767	2,789	2,622	2,138
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	21,181	22,454	22,604	21,098	21,255
NON-INTEREST INCOME
Trust income	1,250	1,317	1,361	1,223	1,326
Service charges on deposit accounts	4,301	4,883	4,763	4,571	3,727
Other service charges and fees	779	634	642	646	746
Income on sale of mortgage loans, net of commissions	603	834	798	1,361	1,039
Income on investment banking, net of commissions	605	469	598	675	411
Credit card fees	3,677	3,897	3,745	3,597	3,153
Premiums on sale of student loans	-	-	2,047	286	-
Bank owned life insurance income	290	300	293	299	378
Other income	695	597	716	556	679
Gain on sale of securities	-	-	-	144	-
TOTAL NON-INTEREST INCOME	12,200	12,931	14,963	13,358	11,459
NON-INTEREST EXPENSE
Salaries and employee benefits	15,166	14,619	14,441	14,674	14,583
Occupancy expense, net	1,882	1,898	1,846	1,824	1,889
Furniture and equipment expense	1,495	1,572	1,553	1,527	1,543
Other real estate and foreclosure expense	58	161	132	90	70
Deposit insurance	955	687	865	2,557	533
Other operating expenses	7,240	6,869	7,470	6,279	7,040
TOTAL NON-INTEREST EXPENSE	26,796	25,806	26,307	26,951	25,658
NET INCOME BEFORE INCOME TAXES	6,585	9,579	11,260	7,505	7,056
Provision for income taxes	1,629	2,774	3,600	1,996	1,820
NET INCOME	$4,956	$6,805	$7,660	$5,509	$5,236
BASIC EARNINGS PER SHARE	$0.29	$0.44	$0.54	$0.40	$0.37
DILUTED EARNINGS PER SHARE	$0.29	$0.44	$0.54	$0.39	$0.37

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2010	2009	2009	2009	2009
(in thousands)
Tier 1 capital
Stockholders' equity	$373,254	$371,247	$297,823	$292,215	$292,170
Trust preferred securities, net allowable	30,000	30,000	30,000	30,000	30,000
Disallowed intangible assets, net of deferred tax	(50,503)	(51,128)	(51,483)	(51,958)	(52,459)
Unrealized gain on AFS securities	(522)	(762)	(1,573)	(1,181)	(2,901)

Total Tier 1 capital	352,229	349,357	274,767	269,076	266,810

Tier 2 capital
Qualifying unrealized gain on AFS equity securities	8	5	-	162	186
Qualifying allowance for loan losses	23,574	24,405	24,754	24,796	24,537

Total Tier 2 capital	23,582	24,410	24,754	24,958	24,723

Total risk-based capital	$375,811	$373,767	$299,521	$294,034	$291,533

Risk weighted assets	$1,882,902	$1,950,227	$1,977,736	$1,981,955	$1,961,351

Adjusted average assets for leverage ratio	$3,033,367	$3,002,275	$2,861,329	$2,883,021	$2,893,210

Ratios at end of quarter
Equity to assets	12.05%	12.00%	10.22%	10.08%	9.93%
Tangible common equity to tangible assets	10.25%	10.19%	8.25%	8.09%	7.96%
Tier 1 leverage ratio	11.61%	11.64%	9.60%	9.33%	9.22%
Tier 1 risk-based capital ratio	18.71%	17.91%	13.89%	13.58%	13.60%
Total risk-based capital ratio	19.96%	19.17%	15.14%	14.84%	14.86%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2010	2009	2009	2009	2009
(in thousands)
Loan Portfolio - End of Period
Consumer
Credit cards	$177,959	$189,154	$175,493	$168,897	$158,503
Student loans	153,291	114,296	106,080	139,928	143,130
Other consumer	131,735	139,647	144,155	142,040	139,502
Total consumer	462,985	443,097	425,728	450,865	441,135
Real Estate
Construction	173,080	180,759	192,051	197,336	208,664
Single-family residential	389,257	392,208	403,035	401,447	410,315
Other commercial	592,728	596,517	600,436	601,217	588,216
Total real estate	1,155,065	1,169,484	1,195,522	1,200,000	1,207,195
Commercial
Commercial	155,970	168,206	165,747	182,064	187,645
Agricultural	65,964	84,866	125,566	96,526	68,731
Financial institutions	4,093	3,885	4,087	3,598	3,471
Total commercial	226,027	256,957	295,400	282,188	259,847
Other	5,883	5,451	8,451	10,407	9,155

Total Loans	$1,849,960	$1,874,989	$1,925,101	$1,943,460	$1,917,332

Investment Securities - End of Period
Held-to-Maturity
U.S. Government agencies	$221,885	$254,229	$176,340	$149,698	$33,000
Mortgage-backed securities	88	90	95	98	105
State and political subdivisions	209,101	208,812	209,757	202,195	183,408
Other securities	930	930	930	930	930
Total held-to-maturity	432,004	464,061	387,122	352,921	217,443
Available-for-Sale
U.S. Treasury	4,008	4,329	4,345	5,058	7,563
U.S. Government agencies	135,038	161,524	162,760	195,236	301,785
Mortgage-backed securities	2,996	2,972	2,998	2,936	3,008
State and political subdivisions	-	-	366	486	486
FHLB stock	7,484	7,477	7,474	7,471	7,376
Other securities	6,570	6,552	6,550	66,761	185,131
Total available-for-sale	156,096	182,854	184,493	277,948	505,349

Total investment securities	$588,100	$646,915	$571,615	$630,869	$722,792

Fair Value - HTM investment securities	$435,810	$465,665	$392,450	$353,021	$218,712

Investment Securities - QTD Average
Taxable securities	$432,736	$370,538	$390,226	$498,989	$536,443
Tax exempt securities	207,507	210,183	207,561	194,211	173,305

Total investment securities - QTD average	$640,243	$580,721	$597,787	$693,200	$709,748

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2010	2009	2009	2009	2009
(in thousands)
Allowance for Loan Losses
Balance, beginning of quarter	$25,016	$25,830	$25,032	$24,508	$25,841

Loans charged off
Credit cards	1,435	1,353	1,363	1,350	1,270
Other consumer	500	1,048	652	528	530
Real estate	2,401	1,245	483	1,389	1,697
Commercial	227	633	378	467	442
Total loans charged off	4,563	4,279	2,876	3,734	3,939

Recoveries of loans previously charged off
Credit cards	229	263	242	201	214
Other consumer	293	118	151	214	190
Real estate	701	141	407	841	4
Commercial	140	176	85	380	60
Total recoveries	1,363	698	885	1,636	468
Net loans charged off	3,200	3,581	1,991	2,098	3,471
Provision for loan losses	3,231	2,767	2,789	2,622	2,138
Balance, end of quarter	$25,047	$25,016	$25,830	$25,032	$24,508

Non-performing assets
Non-performing loans
Nonaccrual loans
Real estate	$8,442	$18,358	$12,269	$13,217	$12,690
Commercial	1,673	1,776	1,291	1,611	1,349
Consumer	1,604	1,860	1,836	1,517	1,563
Total nonaccrual loans	11,719	21,994	15,396	16,345	15,602
Loans past due 90 days or more
Government guaranteed student loans	2,464	1,939	2,258	2,371	2,739
Other loans	1,132	1,383	1,475	1,147	1,482
Total loans past due 90 days or more	3,596	3,322	3,733	3,518	4,221
Total non-performing loans	15,315	25,316	19,129	19,863	19,823

Other non-performing assets
Foreclosed assets held for sale	18,744	9,179	6,019	5,147	3,704
Other non-performing assets	15	20	21	17	12
Total other non-performing assets	18,759	9,199	6,040	5,164	3,716

Total non-performing assets	$34,074	$34,515	$25,169	$25,027	$23,539

Ratios
Allowance for loan losses to total loans	1.35%	1.33%	1.34%	1.29%	1.28%
Allowance for loan losses to
non-performing loans	163.55%	98.81%	135.03%	126.02%	123.63%
Non-performing loans to total loans	0.83%	1.35%	0.99%	1.02%	1.03%
Non-performing assets to total assets	1.10%	1.12%	0.86%	0.86%	0.80%
Non-performing assets to total assets
(excluding Gov't guaranteed student loans)	1.02%	1.05%	0.79%	0.78%	0.71%
Annualized net charge offs to total loans	0.70%	0.75%	0.40%	0.44%	0.73%
Annualized net charge offs to total loans
(excluding credit cards)	0.48%	0.57%	0.19%	0.22%	0.56%
Past due loans >30 days (excluding nonaccrual)	1.02%	0.81%	0.82%	0.58%	0.78%

Simmons First National Corporation					SFNC
Consolidated - Net Interest Income Analysis
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2010	2009	2009	2009	2009

ASSETS

Earning Assets
Interest bearing balances due from banks	0.27%	0.28%	0.38%	0.62%	0.59%
Federal funds sold	1.60%	0.62%	0.67%	0.60%	0.83%
Investment securities	3.66%	4.30%	4.21%	3.71%	4.28%
Mortgage loans held for sale	4.88%	5.49%	4.88%	4.79%	4.67%
Assets held in trading accounts	0.12%	0.34%	0.19%	0.34%	0.48%
Loans	5.83%	5.92%	5.91%	5.85%	5.98%
Total interest earning assets	4.74%	4.97%	5.31%	5.18%	5.41%

LIABILITIES

Interest bearing liabilities
Interest bearing transaction and
savings accounts	0.53%	0.64%	0.70%	0.71%	0.99%
Time deposits	1.76%	2.00%	2.25%	2.54%	2.89%
Total interest bearing deposits	1.07%	1.24%	1.42%	1.57%	1.90%
Federal funds purchased and securities
sold under agreement to repurchase	0.53%	0.65%	0.68%	0.69%	0.82%
Short-term debt	1.62%	1.57%	0.79%	1.34%	1.44%
Long-term debt	4.39%	4.26%	4.27%	4.35%	4.41%
Total interest bearing liabilities	1.25%	1.42%	1.59%	1.72%	2.02%

NET INTEREST MARGIN/SPREAD

Net interest spread	3.49%	3.55%	3.72%	3.46%	3.39%
Net interest margin - quarter-to-date	3.71%	3.77%	3.97%	3.71%	3.68%
Net interest margin - year-to-date	3.71%	3.78%	3.79%	3.70%	3.68%

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2010	2009	2009	2009	2009
(in thousands, except share data)
QUARTER-TO-DATE
Diluted earnings per share	$0.29	$0.44	$0.54	$0.39	$0.37
Cash dividends declared per common share	0.19	0.19	0.19	0.19	0.19
Cash dividends declared - amount	3,266	3,248	2,668	2,667	2,663
Return on average stockholders' equity	5.36%	8.06%	10.20%	7.48%	7.25%
Return on tangible equity	6.58%	10.10%	13.13%	9.73%	9.47%
Return on average assets	0.65%	0.88%	1.04%	0.75%	0.72%
Net interest margin (FTE)	3.71%	3.77%	3.97%	3.71%	3.68%
FTE adjustment - investments	1,250	1,265	1,253	1,150	1,069
FTE adjustment - loans	16	37	51	53	57
Amortization of intangibles	201	201	201	202	202
Amortization of intangibles, net of taxes	127	127	127	127	127
Average shares outstanding	17,139,732	15,432,821	14,042,813	14,021,727	13,991,748
Average earning assets	2,808,881	2,789,712	2,670,537	2,693,585	2,699,486
Average interest bearing liabilities	2,330,897	2,348,052	2,262,374	2,292,675	2,308,255

YEAR-TO-DATE
Diluted earnings per share	$0.29	$1.74	$1.30	$0.76	$0.37
Cash dividends declared per common share	0.19	0.76	0.57	0.38	0.19
Return on average stockholders' equity	5.36%	8.26%	8.33%	7.37%	7.25%
Return on tangible equity	6.58%	10.61%	10.80%	9.60%	9.47%
Return on average assets	0.65%	0.85%	0.84%	0.74%	0.72%
Net interest margin (FTE)	3.71%	3.78%	3.79%	3.70%	3.68%
FTE adjustment - investments	1,250	4,737	3,472	2,219	1,069
FTE adjustment - loans	16	198	161	110	57
Amortization of intangibles	201	806	605	404	202
Amortization of intangibles, net of taxes	127	508	381	254	127
Average shares outstanding	17,139,732	14,375,323	14,018,949	14,006,820	13,991,748
Average diluted shares outstanding	17,212,980	14,465,718	14,108,546	14,093,163	14,090,246
Average earning assets	2,808,881	2,713,330	2,687,868	2,696,535	2,699,486
Average interest bearing liabilities	2,330,897	2,302,839	2,287,767	2,300,464	2,308,255

END OF PERIOD
Book value per share	$21.72	$21.72	$21.20	$20.82	$20.85
Tangible book value per share	18.10	18.07	16.75	16.35	16.35
Shares outstanding	17,186,513	17,093,931	14,045,631	14,036,274	14,013,839
Full-time equivalent employees	1,057	1,091	1,111	1,103	1,097
Total number of ATM's	93	93	93	94	94
Total number of financial centers	84	84	84	84	84
Parent company only - investment in subsidiaries	305,182	303,183	300,946	298,310	297,860
Parent company only - intangible assets	133	133	133	133	133